SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

THE ROYCE FUND
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

[ ]	Fee paid previously with preliminary materials.
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date filed:

The Royce Funds
1414 Avenue of the Americas New York, NY 10019 (212) 355-7311 (800) 221-4268

___________, 2007

Dear Shareholder:

        Enclosed is a Proxy Statement describing proposed changes to the investment policies of Royce Micro-Cap Fund, Royce Heritage Fund and Royce Financial Services Fund to be voted on at a Special Meeting of Shareholders of the Funds. Your vote is extremely important, regardless of the number of shares that you own.

        One of the Funds' fundamental investment restrictions currently limits investment in foreign securities to no more than 10% of assets. We propose to eliminate this investment restriction and establish in its place a non-fundamental investment restriction limiting such investments to no more than 25% of each Fund's respective net assets. The Board of Trustees of the Fund could change this investment restriction in the future with not less than 30 days prior written notice to the Fund's shareholders. We also propose to eliminate the fundamental investment restrictions of Royce Micro-Cap Fund and Royce Heritage Fund that prohibit the Funds from investing in restricted securities and the securities of other investment companies.

        I believe that the proposed changes are important to the Funds' operations and that the greater flexibility will be beneficial to shareholders. These Proposals are discussed more fully in the Proxy Statement. Please vote your shares promptly by using the enclosed proxy card and postage-paid envelope. Be sure to complete and sign each proxy card.

        If we have not received your vote as the date of the meeting approaches, you may receive a call from a representative of the Funds to request that you vote and assist you in the voting process. If you have any questions, please call Investor Information at 1-800-221-4268.

Sincerely,
/s/ Charles M. Royce
CHARLES M. ROYCE
President

ROYCE MICRO-CAP FUND
ROYCE HERITAGE FUND
ROYCE FINANCIAL SERVICES FUND
1414 Avenue of the Americas
New York, NY 10019

____________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

____________

TO BE HELD ON APRIL 9, 2007

To the Shareholders of
ROYCE MICRO CAP FUND,
ROYCE HERITAGE FUND AND
ROYCE FINANCIAL SERVICES FUND:

        NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of ROYCE MICRO-CAP FUND, ROYCE HERITAGE FUND and ROYCE FINANCIAL SERVICES FUND (each a "Fund" and collectively, the "Funds"), each a series of The Royce Fund (the "Trust"), will be held at the offices of the Trust, 1414 Avenue of the Americas, New York, New York 10019 (10th Floor), on April 9, 2007 at ____ p.m. (Eastern Time), for the following purposes:
1.	To approve changes in the Funds' fundamental investment restrictions to:
(a) eliminate each Fund's fundamental investment restriction limiting its investment in the securities of foreign issuers (shareholders of each Fund voting separately);
(b)

eliminate Royce Micro-Cap Fund's and Royce Heritage Fund's fundamental investment restriction that prohibits investment in restricted securities (shareholders of Royce Micro-Cap Fund and Royce Heritage Fund voting separately);

(c)

eliminate Royce Micro-Cap Fund's and Royce Heritage Fund's fundamental investment restriction that prohibits investment in the securities of other investment companies (shareholders of Royce Micro-Cap Fund and Royce Heritage Fund voting separately).

2.	To transact such other business as may come before the meeting or any adjournment thereof.

        The Board of Trustees has fixed the close of business on February 28, 2007 as the record date for the determination of those shareholders entitled to vote at the Meeting, and only holders of record at the close of business on that date will be entitled to vote.

        A complete list of the shareholders of the Funds entitled to vote at the Meeting will be available and open to the examination of any shareholder of the Funds for any purpose relevant to the Meeting during ordinary business hours from and after ______, 2007, at the office of the Trust, 1414 Avenue of the Americas, New York, New York 10019.

IMPORTANT

        To save the Funds the expense of additional proxy solicitation, please insert your instructions on the enclosed Proxy, date and sign it and return it in the enclosed envelope (which requires no postage if mailed in the United States), even if you expect to be present at the Meeting. The Proxy is solicited on behalf of the Board of Trustees, is revocable and will not affect your right to vote in person in the event that you attend the Meeting.
By order of the Board of Trustees.

John E. Denneen, Secretary

Dated: _________, 2007

PROXY STATEMENT

ROYCE MICRO-CAP FUND
ROYCE HERITAGE FUND
ROYCE FINANCIAL SERVICES FUND
1414 Avenue of the Americas
New York, NY 10019

SPECIAL MEETING OF SHAREHOLDERS
APRIL 9, 2007

INTRODUCTION

        The enclosed Proxy is solicited on behalf of the Trustees of The Royce Fund (the "Trust") for use at a Special Meeting of Shareholders (the "Meeting") of Royce Micro-Cap Fund, Royce Heritage Fund and Royce Financial Services Fund (each a "Fund," collectively the "Funds"), each a series of the Trust, to be held at the offices of the Trust, 1414 Avenue of the Americas, New York, New York 10019 (10th Floor), at _____ p.m., Eastern Time, on April 9, 2007 and at any adjournments thereof. The approximate mailing date of this Proxy Statement is _________, 2007.

        The purpose of the Meeting is to vote on the elimination of certain fundamental investment restrictions of the Funds. The Board of Trustees of the Trust asks that shareholders approve the elimination of certain of the Funds' fundamental investment restrictions to permit the Funds to invest in the securities of foreign issuers without limitation, to allow Royce Micro-Cap Fund and Royce Heritage Fund to each invest in restricted securities and to allow Royce Micro-Cap Fund and Royce Heritage Fund to invest in the securities of other investment companies to the extent permitted by the Investment Company Act of 1940, as amended.

        All properly executed Proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, Proxies will be voted "FOR" the approval of the proposed changes to the Funds' fundamental investment restrictions.

        You may revoke your Proxy at any time before it is exercised by sending written instructions to the Secretary of the Trust at the Trust's address indicated above or by filing a new Proxy with a later date, and any shareholder attending the Meeting may vote in person, whether or not he or she has previously filed a Proxy.

        [The Trust has retained _______________, [address], to aid in the solicitation of Proxies, at a cost of approximately $________ (plus reimbursement of out-of-pocket expenses).] Some officers and employees of the Trust, Royce and/or Royce Fund Services, Inc. ("RFS"), the Funds' distributor, and _____________ may solicit proxies personally and by telephone, if deemed desirable. Shareholders vote at the Meeting by casting ballots (in person or by proxy) which are tabulated by one or two persons, appointed by the Board of Trustees before the Meeting, who serve as Inspectors and Judges of Voting at the Meeting and who have executed an Inspectors and Judges Oath.

        The Board of Trustees has set the close of business on February 28, 2007 as the record date (the "Record Date") for determining those shareholders of the Funds entitled to notice of and to vote at the Meeting or any adjournment thereof, and only holders of record at the close of business on that day will be entitled to vote. Each share is entitled to one vote on each item of business at the Meeting (proportional voting rights for fractional shares held). The vote required for approval of Proposals 1(a)-(c) (elimination of certain fundamental investment restrictions) is a majority of a Fund's outstanding voting securities as defined in the Investment Company Act of 1940, as amended, which is the lesser of (i) a majority of a Fund's outstanding voting securities or (ii) 67% or more of those represented if more than 50% of a Fund's shares are represented at the Meeting.

        The Board of Trustees knows of no business other than that stated in the Proposal in the Notice of Special Meeting that will be presented for consideration at the Meeting. If any other matter is properly presented at the Meeting or any adjournment thereof, it is the intention of the persons named on the enclosed proxy card to vote in accordance with their best judgment.

        Information About Share Ownership

        As of the Record Date, there were __________, __________ and _________ shares of beneficial interest of Royce Micro-Cap Fund, Royce Heritage Fund and Royce Financial Services Fund, respectively, outstanding. As of that date, the persons listed in Appendix 1 to this Proxy Statement were known to the Trust to be beneficial owners or owners of record of 5% or more of each Fund's outstanding shares. In addition, Appendix 1 contains information regarding the ownership of the Funds' shares by the Trustees and officers of the Trust.

        As of the Record Date, all of the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of Royce Micro-Cap Fund and Royce Heritage Fund and ____% of the outstanding shares of Royce Financial Services Fund.

        Charles M. Royce, Chairman of the Board of Trustees of the Trust and Royce Financial Services Fund's portfolio manager, who beneficially held approximately _____% of the Fund's outstanding shares as of the Record Date, has indicated he intends to vote his shares in favor of the Proposal.

PROPOSAL 1: APPROVAL OR DISAPPROVAL OF ELIMINATION OF CERTAIN OF THE FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS TO PERMIT THE FUNDS TO ENGAGE IN CERTAIN TRANSACTIONS

        The Board of Trustees of the Trust has approved, and unanimously recommends to the Funds' shareholders for their approval, a proposal to: (a) eliminate the fundamental investment restriction limiting each Fund's investment in the securities of foreign issuers to no more than 10% of their respective total assets; (b) eliminate the fundamental investment restriction that prohibits Royce Micro-Cap Fund and Royce Heritage Fund from investing in restricted securities; and (c) eliminate the fundamental investment restriction that prohibits Royce Micro-Cap Fund and Royce Heritage Fund from investing in the securities of other investment companies. In addition, the Board of Trustees has approved, subject to shareholder approval of Proposals 1(a) and 1(b), respectively, the establishment of non-fundamental investment restrictions that would prohibit each Fund from (i) investing more than 25% of their respective net assets in the securities of foreign issuers, (For purposes of this restriction, securities issued by a foreign domiciled company that are registered with the SEC under Section 12(b) or (g) of the Securities Exchange Act of 1934 are not treated as securities of foreign issuers) and (ii) investing more than 15% of their respective net assets in restricted securities. These non-fundamental investment restrictions would only be subject to elimination or change by action of the Trust's Board of Trustees (without shareholder approval) after not less than 30 days prior written notice to the Funds' shareholders. Royce and the Trust's Board of Trustees believe the proposed changes are appropriate and in the best interests of the Funds' shareholders because it will give Royce more flexibility to seek to achieve the Funds' investment goal of long-term growth of capital.

        Current Fundamental Policies

        Currently, as a matter of fundamental policy: (a) each Fund may not invest more than 10% of their total assets in the securities of foreign issuers; (b) Royce Micro-Cap Fund and Royce Heritage Fund may not invest in restricted securities; and (c) Royce Micro-Cap Fund and Royce Heritage Fund may not invest in securities of other investment companies.

        Proposed Fundamental Policies

        Foreign Investments

         If Proposal 1(a) is approved, by each Fund's shareholders, the Funds will be permitted to invest in the securities of foreign issuers in amounts greater than 10% of their total assets. Royce believes that the ability to invest a higher percentage of the Funds' assets in the securities of foreign issuers may provide enhanced investment opportunities including increased diversification to the Funds by giving them the ability to add securities from various foreign countries (i) which offer different investment opportunities, (ii) that generally are affected by different economic trends and (iii) whose stock markets do not generally move in a manner parallel to U.S. markets. At the same time, these opportunities and trends involve risks that may not be encountered in U.S. investments, including adverse political, social, economic or other developments that are unique to a particular region or country. Therefore, the prices of foreign companies in particular countries or regions may, at times, move in a different direction than those of the securities of U.S. issuers. From time to time, foreign capital markets may exhibit more volatility than those in the United States. It is expected that the Funds' investments in foreign companies will usually be denominated in or tied to the currencies of the countries in which they are primarily traded. Because the Funds do not intend to hedge their foreign currency exposure, the U.S. dollar value of the Funds' investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar. This may occur even if the value of the investment in the currency's home country has not declined. These risk factors may affect the prices of foreign securities issued by companies domiciled in developing countries more than those domiciled in developed countries. For example, many developing countries have, in the past, experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries, and there may be delays in settlement procedures.

        There may be less information available about a foreign company than a domestic company; foreign companies may not be subject to accounting, auditing and reporting standards and requirements comparable to those applicable to domestic companies; and foreign markets, brokers and issuers are generally subject to less extensive government regulation than their domestic counterparts. Markets for foreign securities may be less liquid and may be subject to greater price volatility than those for domestic securities. Foreign brokerage commissions and custodial fees are generally higher than those in the United States. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, thereby making it difficult to conduct such transactions. Delays or problems with settlements might affect the liquidity of a Fund's portfolio. Foreign investments may also be subject to local economic and political risks, political, economic and social instability, military action or unrest or adverse diplomatic developments, and possible nationalization of issuers or expropriation of their assets, which might adversely affect a Fund's ability to realize on its investment in such securities. Royce may not be able to anticipate these potential events or counter their effects. Furthermore, some foreign securities are subject to brokerage taxes levied by foreign governments, which have the effect of increasing the cost of such investment and reducing the realized gain or increasing the realized loss on such securities at the time of sale.

        Exchange control regulations in such foreign markets may also adversely affect the Funds' foreign investments and the Funds' ability to make certain distributions necessary to maintain their eligibility as regulated investment companies and avoid the imposition of income and excise taxes may, to that extent, be limited.

        Restricted Securities

         Royce Micro-Cap Fund and Royce Heritage Fund are currently subject to a fundamental restriction stating that they may not invest in restricted securities. If Proposal 1(b) is approved, this fundamental investment restriction would be eliminated and a non-fundamental investment restriction would go into effect that would permit each Fund to invest up to 15% of their respective net assets in restricted securities. Royce believes that the ability to invest in restricted securities may provide enhanced investment opportunities that would not otherwise be available to the Funds. In addition, Royce believes that allowing the Funds to invest in restricted securities may provide the Funds with the opportunity to realize more income from its securities lending transactions than it would if the cash collateral consisted of U.S. government securities. The Funds currently may each loan up to 25% of their assets to qualified brokers, dealers or institutions for their use relating to short sales or other security transactions (provided that such loans are secured by collateral equal at all times to at least 100% of the value of the securities loaned). Loans of the Funds' portfolio securities must be fully collateralized by securities issued or guaranteed by the U.S. government or its agencies or instrumentalities or by cash. When the collateral is cash, the Funds are responsible for investing it. If the Funds engage in securities lending transactions, they will have the opportunity to invest such cash collateral in a money market fund sponsored by its custodian bank. Although the money market fund is registered under the Investment Company Act of 1940, its shares are offered for sale only in private placement transactions to certain institutional investors such as the Funds. Its shares are not registered under the Securities Act of 1933 (the "Securities Act") and, therefore, constitute restricted securities. Allowing the Funds to invest in the shares of such a money market fund will enable the Funds to realize more income from their securities lending transactions than they would if the collateral consisted of U.S. government securities.

        In addition to the money market fund discussed above, the elimination of the investment restriction will also allow the Funds to invest in other restricted securities. Restricted securities include securities subject to contractual or legal restrictions on resale because they are not registered under the Securities Act. Securities which are not registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer, a control person of the issuer or another investor holding such securities. Such securities may have to be held for a substantial period of time because of market or industry conditions, the developmental stage at which they are purchased and/or legal restrictions on sale. The Trust does not consider securities to be "restricted" if they may be sold by the Funds without restriction in the market in which they are primarily traded outside the United States.

       Securities of Other Investment Companies

         Royce Micro-Cap Fund's and Royce Heritage Fund's fundamental investment restrictions currently state that they may not invest in securities of other investment companies. If Proposal 1(c) is approved, this fundamental investment restriction would be eliminated and each Fund would be permitted to invest in other investment companies to the extent permitted under the Investment Company Act of 1940, as amended. In general, this means that each Fund will be permitted to invest up to 10% of its total assets in the securities of other investment companies (open or closed-end), including up to 5% of its total assets in the securities in any one other investment company, provided that the Fund does not own more than 3% of the total outstanding voting stock of such investment company. The Securities and Exchange Commission (the "SEC") has adopted a rule to permit investments in money market funds in excess of the above described limits. The SEC has also granted orders for exemptive relief to certain exchange-traded funds that permit investments in those exchange-traded funds by other investment companies such as the Fund in excess of the above-described limits. Royce believes that the ability to invest in the securities of other investment companies may provide enhanced investment opportunities, and as discussed above under Proposal 1(b), enable the Funds to invest collateral received on their securities lending activities in other investment companies.

        The other investment companies in which each Fund may invest usually have their own management fees and other expenses, and Royce will also earn its own fee on Fund assets invested in such other companies, which would result in a duplication of fees to the extent of any such investment. However, Royce will waive its management fee on, and no sales charge will be incurred on, any Fund net assets invested in investment companies (other than exchange-traded funds, closed-end funds, and any cash collateral received in connection with securities lending activities that may be invested in money market funds).

        Reasons for the Proposals

        Royce has proposed that the Funds change certain of their fundamental investment restrictions as described above in Proposal 1(a) - (c) of this Proxy Statement. Royce advised the Board that these changes are not a means to alter the overall investment strategy of the Funds but rather are an opportunity that Royce believes would benefit shareholders because they will give Royce more flexibility to seek to achieve the Funds' investment goals

       At a meeting of the Board of Trustees held on February 13, 2007, the Board considered the impact of the proposed changes to the Funds' fundamental investment restrictions and weighed the potential advantages of expanded investment flexibility and additional income with the possibility that the changes would cause the Funds to engage in investment strategies that involve increased risk and could result in lower returns for the Funds' shareholders.   The Board concluded that recommending approval of Proposal 1(a) - (c) was in the best interests of shareholders because the Proposal potentially benefits shareholders with improved performance by allowing Royce to seek broader investment opportunities to achieve the Funds' investment goals.

             Recommendation of the Trustees; Required Votes

        The Trustees unanimously recommend that each Fund's shareholders vote to approve the change to the Funds' fundamental investment restrictions. Such approval must be by the favorable vote of the lesser of (i) more than 50% of a Fund's outstanding shares or (ii) 67% or more of a Fund's shares present at the Meeting, if the holders of more than 50% of a Fund's shares are present or represented at the Meeting.

        Adjournment of Meeting; Other Matters

        A quorum of shareholders is necessary to hold a valid meeting. Under the By-laws of the Trust, a quorum will exist if shareholders entitled to vote more than 50% of the issued and outstanding shares of a Fund on the Record Date are present at the Meeting in person or by proxy. Abstentions are counted for the purposes of determining both the presence or absence of a quorum at the Meeting and the total number of shares present at the Meeting.  In the event that sufficient votes in favor of Proposal 1 (a) - (c) are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies for such Proposal. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of Proposal 1(a) - (c). They will vote against any such adjournment those proxies required to be voted against Proposal 1 (a) - (c).

        While the Meeting has been called to transact any business that may properly come before it, the only matters which the Trustees intend to present are the matters stated in the Notice of Special Meeting. However, if any additional matter properly comes before the Meeting and on all matters incidental to the conduct of the Meeting, it is the intention of the persons named in the enclosed proxy to vote the proxy in accordance with their judgment on such matters unless instructed to the contrary.

        Under the New York Stock Exchange rules that govern brokers who have record ownership of shares that are held in "street name" for their customers, who are the beneficial owners of the shares, brokers have the discretion to vote such shares on routine matters, but do not have the discretion to vote such shares on non-routine matters.  With respect to the Proposal, it is not expected that brokers will be permitted to vote Fund shares in their discretion. Proxies that are returned but that are marked "abstain" or on which a broker-dealer has declined to vote on any proposal ("broker non-votes") will be counted as present for the purposes of a quorum. Abstentions and broker non-votes will not be counted as votes cast. Therefore, abstentions and broker non-votes will have the same effect as a vote against the Proposal.

        Address of the Investment Adviser

        Royce's principal office is located at 1414 Avenue of the Americas, New York, New York 10019.

        Address of the Distributor

        RFS's principal office is located at 1414 Avenue of the Americas, New York, New York 10019.

        Annual Report Delivery

        The Funds' Annual Report to Shareholders for the year ended December 31, 2006 was previously mailed to shareholders in late February 2007. Copies of the Annual Report are available upon request, without charge, by writing to the Trust at 1414 Avenue of the Americas, New York, New York 10019 or calling toll-free at 1-800-221-4268.

        Shareholder Proposals

        Neither the Funds nor the Trust holds annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent Trust or Fund shareholder meeting should send their written proposals to the Secretary of the Trust, 1414 Avenue of the Americas, New York, New York 10019.

         Proxy Delivery

         If you and another shareholder share the same address, the Trust may send only one proxy statement unless you or the other shareholder(s) request otherwise.  Call or write to the Trust if you wish to receive a separate copy of the proxy statement, and the Trust will promptly mail a copy to you.  You may also call or write to the Trust if you wish to receive a separate proxy in the future, or if you are receiving multiple copies now, and wish to receive a single copy in the future.  For such requests, call 1-800-221-4268, or write the Trust at 1414 Avenue of the Americas, New York, New York 10019.

        PLEASE FILL IN, DATE AND SIGN THE PROXY AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE.
By order of the Board of Trustees.

John E. Denneen, Secretary

Dated: _____________, 2007

Appendix 1

        The following persons were known to the Trust to be beneficial owners or owners of record of 5% or more of the outstanding shares of beneficial interest of each of Royce Micro-Cap Fund ("RMC"), Royce Heritage Fund ("RHF") and Royce Financial Services Fund ("RFS") as of the Record Date:
Name and Address of Owner	Fund	Amount and Nature of Ownership	Percent of Shares

        Information regarding the ownership of each Funds' shares, and the shares of other funds in the group of registered investment companies comprising The Royce Funds, by the Trust's Trustees and officers as of the Record Date is set forth in the table below:

Name and Address* of Owner	Fund	Amount and Nature of Ownership	Percent of Shares	Aggregate Dollar Range of Ownership in The Royce Funds
Charles M. Royce	RMC RHF RFS
Donald R. Dwight	RMC RHF RFS
Mark R. Fetting	RMC RHF RFS
Richard M. Galkin	RMC RHF RFS
Stephen L. Isaacs	RMC RHF RFS
William L. Koke	RMC RHF RFS
Arthur S. Mehlman	RMC RHF RFS
David L. Meister	RMC RHF RFS
G. Peter O'Brien	RMC RHF RFS
John D. Diederich	RMC RHF RFS
Jack E. Fockler, Jr.	RMC RHF RFS
W. Whitney George	RMC RHF RFS
Daniel A. O'Byrne	RMC RHF RFS
John E. Denneen	RMC RHF RFS
Lisa Curcio	RMC RHF RFS
* The address of each Trustee and officer is 1414 Avenue of the Americas, New York, New York 10019.

ROYCE MICRO-CAP FUND,
A SERIES OF THE ROYCE FUND

PROXY                                                                                                              PROXY

1414 Avenue of the Americas
New York, NY 10019

This Proxy is solicited on behalf of the Board of Trustees.

The undersigned hereby appoints Charles M. Royce and John E. Denneen, or either of them acting in absence of the other, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse, all shares of beneficial interest of the Fund held of record by the undersigned on February 28, 2007 at the Special Meeting of Shareholders of Royce Micro-Cap Fund to be held on April 9, 2007, and at any adjournment thereof.

This Proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR Proposal 1(a)-(c).

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on other side. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?
______________________________	________________________________
______________________________	________________________________
______________________________	________________________________

X PLEASE MARK VOTES
AS IN THIS EXAMPLE

_____________________________________________

ROYCE MICRO-CAP FUND

_____________________________________________

Proposal		For / /	Withhold / /	Abstain / /
1. Approve a change in the Fund's fundamental investment restrictions to:

(a)	eliminate the Fund's fundamental investment restriction limiting its investment in the securities of foreign issuers;	/ /	/ /	/ /

(b)	eliminate the Fund's fundamental investment restriction prohibiting its investment in restricted securities; and	/ /	/ /	/ /

(c)	eliminate the Fund's fundamental investment restriction prohibiting its investment in the securities of other investment companies.	/ /	/ /	/ /

2. The proxies are authorized to vote upon such other business as may properly come before the meeting.

Please be sure to sign and date this Proxy. Date:		Mark box at the right [ ] if an address change or comment has been noted on the reverse side of this card.

Shareholder sign here	Co-owner sign here	RECORD DATE SHARES:
_________________	_________________	_________________
CONTROL NUMBER:
_________________

ROYCE HERITAGE FUND,
A SERIES OF THE ROYCE FUND

PROXY                                                                                                             PROXY

1414 Avenue of the Americas
New York, NY 10019

This Proxy is solicited on behalf of the Board of Trustees.

The undersigned hereby appoints Charles M. Royce and John E. Denneen, or either of them acting in absence of the other, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse, all shares of beneficial interest of the Fund held of record by the undersigned on February 28, 2007 at the Special Meeting of Shareholders of Royce Heritage Fund to be held on April 9, 2007, and at any adjournment thereof.

This Proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR Proposal 1(a)-(c).

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on other side. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?
______________________________	________________________________
______________________________	________________________________
______________________________	________________________________

X PLEASE MARK VOTES
AS IN THIS EXAMPLE

_____________________________________________

ROYCE HERITAGE FUND

_____________________________________________

Proposal		For / /	Withhold / /	Abstain / /
1. Approve a change in the Fund's fundamental investment restrictions to:

(a)	eliminate the Fund's fundamental investment restriction limiting its investment in the securities of foreign issuers;	/ /	/ /	/ /

(b)	eliminate the Fund's fundamental investment restriction prohibiting its investment in restricted securities; and	/ /	/ /	/ /

(c)	eliminate the Fund's fundamental investment restriction prohibiting its investment in the securities of other investment companies.	/ /	/ /	/ /

2. The proxies are authorized to vote upon such other business as may properly come before the meeting.

Please be sure to sign and date this Proxy. Date:		Mark box at the right [ ] if an address change or comment has been noted on the reverse side of this card.

Shareholder sign here	Co-owner sign here	RECORD DATE SHARES:
_________________	_________________	_________________
CONTROL NUMBER:
_________________

ROYCE FINANCIAL SERVICES FUND,
A SERIES OF THE ROYCE FUND

PROXY                                                                                                             PROXY

1414 Avenue of the Americas
New York, NY 10019

This Proxy is solicited on behalf of the Board of Trustees.

The undersigned hereby appoints Charles M. Royce and John E. Denneen, or either of them acting in absence of the other, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse, all shares of beneficial interest of the Fund held of record by the undersigned on February 28, 2007 at the Special Meeting of Shareholders of Royce Financial Services Fund to be held on April 9, 2007, and at any adjournment thereof.

This Proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR Proposal 1(a).

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on other side. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?
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X PLEASE MARK VOTES
AS IN THIS EXAMPLE

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ROYCE FINANCIAL SERVICES FUND

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Proposal	For / /	Withhold / /	Abstain / /
1. Approve a change in the Fund's fundamental investment restrictions to:

(a) eliminate the Fund's fundamental investment restriction limiting its investment in the securities of foreign issuers;	/ /	/ /	/ /

2. The proxies are authorized to vote upon such other business as may properly come before the meeting.

Please be sure to sign and date this Proxy. Date:		Mark box at the right [ ] if an address change or comment has been noted on the reverse side of this card.

Shareholder sign here	Co-owner sign here	RECORD DATE SHARES:
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CONTROL NUMBER:
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